UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  October 15, 2007


                                    Exact name of registrant as specified in
       Commission                  its charter, address of principal executive                   IRS Employer
      File Number                   offices and registrant's telephone number               Identification Number
-----------------------     --------------------------------------------------------     ---------------------------
         1-3198                                Idaho Power Company                                82-0130980
                                              1221 W. Idaho Street
                                              Boise, ID 83702-5627
                                                 (208) 388-2200

               State or Other Jurisdiction of Incorporation: Idaho

                                      None
--------------------------------------------------------------------------------
          Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b)
    under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                               Idaho Power Company
                                    Form 8-K

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 15, 2007, Idaho Power Company ("IPC") entered into a Terms Agreement (the "Terms Agreement") with Wachovia Capital Markets, LLC, Banc of America Securities LLC, J.P. Morgan Securities Inc., KeyBanc Capital Markets Inc., RBC Capital Markets Corporation, Wedbush Morgan Securities Inc. and Piper Jaffray & Co., as purchasers, whereby Idaho Power Company agreed to sell and the purchasers agreed to purchase, subject to the terms and conditions expressed therein, $100,000,000 aggregate principal amount of Idaho Power Company's First Mortgage Bonds, Secured Medium-Term Notes, Series G, 6.25% Series due 2037 (the "Bonds"). The Bonds are expected to be issued on October 18, 2007, subject to the terms and conditions expressed in the Terms Agreement and in the Selling Agency Agreement (the "Selling Agency Agreement"), dated September 21, 2007, between IPC and each of Banc of America Securities LLC, J.P. Morgan Securities Inc., KeyBanc Capital Markets Inc., Piper Jaffray & Co., RBC Capital Markets Corporation, Wachovia Capital Markets, LLC, Wedbush Morgan Securities Inc. and Wells Fargo Securities, LLC.

The Terms Agreement and the Selling Agency Agreement contain representations, warranties and agreements of IPC, customary conditions to closing, indemnification rights and obligations of the parties and termination provisions. The Terms Agreement is filed as Exhibit 1.1 hereto. The Selling Agency Agreement was previously filed as an exhibit to IPC's Current Report on Form 8-K filed with the Securities and Exchange Commission on September 26, 2007.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

     (d)  Exhibits.

     Number    Description

     1.1 Terms Agreement dated October 15, 2007 between Idaho Power Company and Wachovia Capital Markets, LLC, Banc of America Securities LLC, J.P. Morgan Securities Inc., LLC, KeyBanc Capital Markets Inc., RBC Capital Markets Corporation, Wedbush Morgan Securities Inc. and Piper Jaffray & Co., as purchasers

     5.1 Opinion of Thomas R. Saldin, Esq., dated October 16, 2007, filed in connection with Registration Statement on Form S-3 (File No. 333-122153)

     5.2 Opinion of Dewey & LeBoeuf LLP, dated October 16, 2007, filed in connection with Registration Statement on Form S-3 (File No. 333-122153)

     23.1      Consent of Thomas R. Saldin, Esq. (included in Exhibit 5.1)

     23.2      Consent of Dewey & LeBoeuf LLP (included in Exhibit 5.2)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 16, 2007

                                              IDAHO POWER COMPANY


                                              By:  /s/ Darrel T. Anderson
                                                   -----------------------------
                                                   Darrel T. Anderson
                                                   Senior Vice President -
                                                   Administrative Services
                                                   and Chief Financial Officer

                                INDEX TO EXHIBITS

     Number    Description

     1.1 Terms Agreement dated October 15, 2007 between Idaho Power Company and Wachovia Capital Markets, LLC, Banc of America Securities LLC, J.P. Morgan Securities Inc., LLC, KeyBanc Capital Markets Inc., RBC Capital Markets Corporation, Wedbush Morgan Securities Inc. and Piper Jaffray & Co., as purchasers

     5.1 Opinion of Thomas R. Saldin, Esq., dated October 16, 2007, filed in connection with Registration Statement on Form S-3 (File No. 333-122153)

     5.2 Opinion of Dewey & LeBoeuf LLP, dated October 16, 2007, filed in connection with Registration Statement on Form S-3 (File No. 333-122153)

     23.1      Consent of Thomas R. Saldin, Esq. (included in Exhibit 5.1)

     23.2      Consent of Dewey & LeBoeuf LLP (included in Exhibit 5.2)